UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2020

Verrica Pharmaceuticals Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38529	46-3137900
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 North High Street, Suite 200 West Chester, PA		19380
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (484) 453-3300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	VRCA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01	Regulation FD Disclosure.

On April 17, 2020, Verrica Pharmaceuticals Inc. (“Verrica” or the “Company”) will be updating its corporate overview presentation on its website, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On April 15, 2020, Ted White, Verrica’s President & CEO, delivered a virtual presentation at the 19th Annual Needham Healthcare Conference. During the presentation, which was webcast, Mr. White provided updated information regarding Verrica’s planned clinical trials in light of the COVID-19 pandemic. In particular, Mr. White reported that, given the current conditions related to the Coronavirus, Verrica is monitoring the situation very closely and the Company intends to launch Phase 3 clinical trials to evaluate VP-102 for common warts when conditions are appropriate. In addition, the Company also plans to launch the proposed Phase 2 clinical trial to evaluate VP-103 in subjects with plantar warts when conditions are appropriate. Prior to the pandemic and the widespread adoption of “sheltering in place” and “stay at home” orders, the Company remained on track to initiate Phase 3 trials of VP-102 for common warts in the first half of 2020 and the Phase 2 trial of VP-103 for plantar warts in mid-2020, as previously publicly reported.

Statements contained in this Current Report on Form 8-K regarding the timing of the initiation of Verrica’s planned clinical trials constitute “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on Verrica’s current beliefs and expectations. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements. Risks and uncertainties that may cause actual results to differ materially include uncertainties relating to the severity, duration and spread of the COVID-19 outbreak, as well as the direct and indirect impacts that the pandemic may have on the conditions to initiate the planned clinical trials, as well as other risks and uncertainties that are described in Verrica’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the U.S. Securities and Exchange Commission on March 13, 2020, and other filings Verrica makes with the U.S. Securities and Exchange Commission. Any forward-looking statements speak only as of the date of this report and are based on information available to Verrica as of the date of this report, and Verrica assumes no obligation to, and does not intend to, update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Company Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verrica Pharmaceuticals Inc.

Date: April 17, 2020	/s/ A. Brian Davis
A. Brian Davis
Chief Financial Officer